GUARANTY AGREEMENT


     This Guaranty Agreement ("Guaranty") is entered into as of November 5, 1998, by the Persons named on the signature pages hereto (each, a "Guarantor"), in favor of Credit Suisse First Boston, as Agent for the Lenders under the Credit Agreement (defined below) (solely in its capacity as Agent, "Agent").

                            Recitals

     A. Pursuant to that certain Credit Agreement dated as of June 10, 1998 (as amended by that Amendment No. 1 to Credit Agreement dated as of the date hereof, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Micron Electronics, Inc., a Minnesota corporation, as the borrower ("Borrower"), the financial institutions from time to time party thereto and named as Lenders therein ("Lenders"), and Agent, Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement (collectively, the "Loans").

     B. In consideration of the agreement of Agent and Lenders to enter into an amendment to the Credit Agreement and to continue to make the Loans thereunder available to Borrower, Guarantor has agreed to execute and deliver this Guaranty in favor of Agent, on behalf of Lenders.

     C. Agent and Lenders are relying upon the execution and delivery by Guarantor of this Guaranty.

                            Agreement

     Now, Therefore, in consideration of the foregoing recitals and in order to induce Agent and Lenders to execute the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

1.   Definitions.

     All capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

2.   Guaranty.

     2.1  Unconditional Guaranty.

          Guarantor hereby unconditionally, absolutely and irrevocably guarantees to Agent and Lenders the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Borrower to Agent and Lenders (whether created under the Credit

Agreement and the other Loan Documents or otherwise) (all such indebtedness being the "Liabilities"), together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the Liabilities and the enforcement or protection of any security interests in and to any collateral therefor. The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable. (The Liabilities and all other obligations and covenants to be performed by Guarantor under this Guaranty shall hereinafter from time to time be collectively referred to as the "Guaranty Obligations".)

     2.2 Joint and Several Liability. If any other Person in addition to Guarantor shall guarantee the Liabilities, all such guarantors and their respective successors and assigns shall be jointly and severally liable therefor, notwithstanding any relationship or contract of co-obligation by or among such guarantors. Agent's enforcement of the Liabilities is not conditioned upon Agent's obtaining from any other Person a guaranty of all or any part of the Liabilities.

    2.3  Separate Obligations.  The Guaranty Obligations of
Guarantor arising hereunder are independent of and separate from any and all obligations of Guarantor to Agent arising under the Credit Agreement or any other Loan Document as may have been executed by Guarantor and delivered to Agent in connection therewith.

3.   Payments.

     All payments to be made by Guarantor to Agent pursuant to the terms of this Guaranty shall be made in lawful money of the United States of America, in immediately available funds, to Agent at such address and account as Agent may hereafter specify to Guarantor in writing, and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty.

4.   Absolute Guaranty.

     Guarantor agrees that the liability hereunder shall be the immediate, direct and primary obligation of Guarantor and shall not be contingent upon Agent's exercise or enforcement of any remedy it may have against Borrower or any other Person. Without limiting the generality of the foregoing, the Guaranty Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, any of the following events:

          (a) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of Borrower, Guarantor or any other guarantor of the Liabilities;

          (b) Any limitation, discharge or cessation of the liability of Borrower, Guarantor or any other guarantor for the Liabilities due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the Loan Documents or any other guaranty of the Liabilities;

          (c) Any merger, acquisition, consolidation or change in structure of Borrower, Guarantor or any other guarantor of the Liabilities; or any sale, lease, transfer or other disposition of any or all of the assets or shares of Borrower, Guarantor or any other guarantor of the Liabilities;

          (d) Any assignment or other transfer, in whole or in part, of Agent's or any Lender's interests in and rights under the Credit Agreement and this Guaranty, including, without limitation, Agent's right to receive payment of the Liabilities and the Guaranty Obligations; or any assignment or other transfer, in whole or in part, of Agent's interests in and to any collateral security securing the Liabilities;

          (e) Any claim, defense, counterclaim or setoff, other than that of prior payment or performance, that Borrower, Guarantor or any other guarantor of the Liabilities may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Liabilities, the Guaranty Obligations or any collateral security for the Liabilities;

          (f) Any cancellation, renunciation or surrender of any debt instrument evidencing the Liabilities, other than due to the complete prior and indefeasible payment or performance of such instrument;

          (g) Agent's amendment, modification, renewal or extension of any documents or agreements relating to the Credit Agreement, the Liabilities, the Guaranty Obligations or any other collateral security for the Liabilities, or Agent's exchange, release or waiver of any collateral security for the Liabilities;

          (h) Agent's exercise or non-exercise of any power, right or remedy with respect to the Liabilities, the Guaranty Obligations or any collateral security for the Liabilities, including, but not limited to, Agent's compromise, release, settlement or waiver with or of Borrower, Guarantor or any other Person;

          (i) Agent's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Liabilities, the Guaranty Obligations or any collateral security for the Liabilities; and

          (j) Any impairment or invalidity of any collateral security for the Liabilities or any failure to perfect any of Agent's liens thereon or therein.

5. Waivers. Guarantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting Borrower's liability under the Loan Documents or the enforcement of this Guaranty; (b) discharge due to any disability of Borrower; (c) any defenses of Borrower to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Agent which under the law has the effect of discharging Borrower from the Liabilities as to which this Guaranty is sought to be enforced; (d) the benefit of any act or omission by Agent which directly or indirectly results in or aids the discharge of Borrower from any of the Liabilities by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Liabilities; and (f) any requirement that Agent exhaust any right, power or remedy or proceed against Borrower or any other security for, or any other guarantor of, or any other party liable for, any of the Liabilities or any portion thereof. Guarantor specifically agrees that it shall not be necessary or required, and Guarantor shall not be entitled to require, that Agent or any Lender
(i) file suit or proceed to assert or obtain a claim for personal judgment against Borrower for the Liabilities; (ii) make any effort at collection or enforcement of the Liabilities from Borrower; (iii) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other party liable for the Liabilities; (iv) make any effort at collection of the Liabilities from any such party; (v) exercise or assert any other right or remedy to which Agent or any Lender is or may be entitled in connection with the Liabilities or any security or guaranty relating thereto; or (vi) file or assert any claim against assets of Borrower before or as a condition of enforcing the liability of Guarantor under this Guaranty.

6.   Representations and Warranties.

     Guarantor hereby represents and warrants to Agent that:

          (a) Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State set forth below its name on the signature pages hereto; and (ii) has all requisite power and authority to execute and deliver this Guaranty and each Loan Document executed and delivered by Guarantor pursuant to the Credit Agreement or this Guaranty and to perform its obligations thereunder and hereunder.

          (b) The execution, delivery and performance by Guarantor of this Guaranty (i) do not contravene Guarantor's charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor's property may be affected; (ii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound except such as have been obtained or made; and (iii) do not, except as contemplated by the Credit Agreement or this Guaranty, result in the imposition or creation of any Lien upon the property of Guarantor.

          (c) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid, and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors or by the application of general equity principles;

          (d) The incurrence of the Guarantor's obligations under this Guaranty will not cause the Guarantor to (i) become insolvent;
(ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature; and

          (e) All representations and warranties contained in this Guaranty shall be true, accurate and complete at the time of Guarantor's execution of this Guaranty and shall continue to be true until the Guaranty Obligations have been paid or otherwise satisfied in full. Any misrepresentation or breach of any warranty whatsoever contained in this Section 6 shall be deemed material.

7.   Consents.

     Guarantor hereby consents that any or all of the following actions may be taken or things done without notice to Guarantor and without affecting the liability of Guarantor under this
Guaranty:

          (a) The time for Borrower's performance of or compliance with any of the Liabilities may be accelerated or extended or such performance or compliance may be waived by Agent and Lenders (including, without limitation, the renewal, extension, acceleration or other change in the time of payment, or other terms of, the Liabilities, such as an increase or decrease in the rate of interest thereon);

          (b) The terms of any of the Liabilities or any term or condition contained in any of the Loan Documents may be amended as provided for therein by Borrower, Agent and Lenders for the purpose of adding any provisions thereto or changing in any manner the rights or obligations of Agent, Lenders or of Borrower thereunder;

          (c) Any collateral for all or any part of the Liabilities may be exchanged, surrendered or otherwise dealt with, and Agent's interests thereunder may be released and may or may not be perfected, all as Agent in its sole discretion may determine; and

          (d) Agent may apply any collateral for the Liabilities and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as Agent may in its sole discretion determine, all without affecting the liability of Guarantor hereunder.

8.   Information Concerning Borrower.

     Guarantor acknowledges that it has, independently of and without reliance on Agent, made its own credit analysis of Borrower and performed its own legal review of this Guaranty and the Loan Documents and is not relying on Agent with respect to any of the aforesaid items. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder. Agent makes no representation of its interest in, or the priority or perfection of Agent's interest in and to, any collateral security for the Liabilities.

9.   Defaults and Remedies.

     9.1 Events of Default. It shall be an "Event of Default" hereunder upon the occurrence of any one or more of the following events:

          (a) The occurrence of an Event of Default under or as defined in the Credit Agreement;

          (b) If any representation, warranty or covenant of Guarantor made under this Guaranty or any statement or certificate at any time given in writing by Guarantor pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made;

          (c) The commencement by Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the consent by Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for Guarantor for any substantial part of its properties; or the making by Guarantor of any assignment for the benefit of creditors; or

          (d) The filing of a petition with a court having jurisdiction over Guarantor to commence an involuntary case for Guarantor under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the appointment of a receiver, liquidator, assignee, custodian, trustee, agent, sequestrator, or other similar official for Guarantor for any substantial part of its properties; or any substantial part of Guarantor's property is subject to any levy, execution, attachment, garnishment or temporary protective order and the failure to obtain the dismissal of such petition within, or appointment or the continuance of such decree or order is unstayed and in effect for, a period of sixty (60) days from the date of such filing, appointment or entry of such order or decree.

     9.2 Remedies. Upon the occurrence of an Event of Default and so long as the same shall be continuing, all or any portion of the Guaranty Obligations may, at the option of Agent and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

10.  Termination.

     Immediately following the full, complete and indefeasible payment, performance or other satisfaction of all the Guaranty Obligations, except as otherwise provided herein (including
Section 11, below), all of Guarantor's obligations hereunder shall at such time terminate.

11.  Reinstatement.

     This Guaranty shall remain in full force and effect and continue to be effective if at any time payment and performance of Borrower's Liabilities or the Guaranty Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of Borrower's Liabilities or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, Borrower's Liabilities or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

12.  Miscellaneous.

     12.1 Entire Agreement. This Guaranty constitutes and contains the entire agreement of the parties and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

     12.2 Assignability. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Agent and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Agent.

     12.3 Notices. Any notice or other communication hereunder to any party shall be addressed and delivered (and shall be deemed given) in accordance with the Credit Agreement to the addresses set forth on the signature pages thereof and hereof.

     12.4 No Waiver; Amendments. No failure on the part of Agent or any Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor and Agent, and no consent or waiver hereunder shall be valid unless in writing and signed by Agent.

     12.5 Counterparts. This Guaranty may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     12.6 Severability. If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the fullest extent possible under applicable law.

     12.7 Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York as applied to contracts made and performed entirely within the State of New York by residents of such State without giving effect to any conflict of laws principle or rule that might require the application of the laws of another jurisdiction.

     12.8 Consent to Jurisdiction. GUARANTOR AND AGENT HEREBY AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY
OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN THE COURTS OF THE STATE OF
NEW YORK OR THE UNITED STATES OF AMERICA LOCATED IN NEW YORK, NEW YORK AS AGENT MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR AND AGENT EACH ACCEPTS AND CONSENTS TO, FOR ITSELF AND
IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. GUARANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO STAY OR TO DISMISS

ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS
OF FORUM NON CONVENIENS.

     12.9 Waiver of Jury Trial. GUARANTOR AND AGENT EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN GUARANTOR AND AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     12.10  Waiver of Rights.  UNTIL PAYMENT IN FULL OF THE
LIABILITIES, GUARANTOR HEREBY IRREVOCABLY WAIVES AND RELEASES:

            (a) ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) (i) TO ASSERT ANY CLAIM AGAINST BORROWER
OR ANY OTHER PERSON, OR AGAINST ANY DIRECT OR INDIRECT SECURITY,
ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED BY GUARANTOR PURSUANT TO THIS GUARANTY, INCLUDING WITHOUT LIMITATION ANY AND
ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY, OR (ii) TO REQUIRE THE MARSHALING OF ANY ASSETS OF BORROWER, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM
ANY SUCH PAYMENTS MADE OR OBLIGATIONS PERFORMED; AND

            (b) ANY AND ALL RIGHTS THAT WOULD RESULT IN GUARANTOR BEING DEEMED, UNDER THE UNITED STATES BANKRUPTCY CODE, A "CREDITOR" OF THE BORROWER OR ANY OTHER PERSON, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED BY GUARANTOR.

     In Witness Whereof, Guarantor has caused this Guaranty to be duly executed as of the date first written above.


Guarantor                          Micron PC, Inc.,
                                   a Delaware corporation
                                     --------

                                   By: /s/ David R. Burcham
                                       -----------------------------------------
                                   Name:   David R. Burcham
                                        ----------------------------------------
                                   Its:  President
                                       -----------------------------------------

Notices to be sent to:

Micron PC, Inc.
625 Stratford, Suite 1000
Meridian, ID 83642
Attention: President
          ---------------------------
Facsimile: (208) 893-7479
          ---------------------------
Telephone: (208) 438-3343
          ---------------------------




Guarantor                          Micron Commercial Systems, Inc.,
                                   a Delaware corporation
                                     --------

                                   By:/s/ Scott L. Bower
                                      ------------------------------------------
                                   Name:  Scott L. Bower
                                        ----------------------------------------
                                   Its: President
                                       -----------------------------------------
Notices to be sent to:

Micron Commercial Systems, Inc.
625 Stratford, Suite 2500
Meridian, ID 83642
Attention: President
          ----------------------
Facsimile: West Div. (208) 893-8720/East Div. (800) 362-1205
          ----------------------
Telephone: (800) 858-3472
          ----------------------

Guarantor                          Micron Government Systems, Inc.,
                                   a Delaware corporation
                                     --------

                                   By:/s/  Harry B. Heisler
                                      ------------------------------------------
                                   Name:   Harry B. Heisler
                                        ----------------------------------------
                                   Its:  President
                                       -----------------------------------------
Notices to be sent to:

Micron Government Systems, Inc.
625 Stratford, Suite 2000
Meridian, ID 83642
Attention: President
          -----------------------
Facsimile: (208) 893-7479
          -----------------------
Telephone: (800) 245-2449
          -----------------------



Guarantor                          Micron Services, Inc.,
                                   a Delaware corporation
                                     --------

                                   By:/s/ Nemo C. Azamian
                                      ------------------------------------------
                                   Name:  Nemo C. Azamian
                                        ----------------------------------------
                                   Its: President
                                       -----------------------------------------
Notices to be sent to:

Micron Services, Inc.
900 E. Karcher Road, Phase III
Nampa, ID 83687
Attention: President
          -----------------------
Facsimile: (800) 270-1232
          -----------------------
Telephone: (888) 349-6972
          -----------------------

Approved And Accepted:

Credit Suisse First Boston, as Agent


By:/s/ Chris T. Horgan
   ---------------------------------
Printed Name: Chris T. Horgan
             -----------------------
Title: Vice President
      ------------------------------


By:/s/ Jodi A. Fatto
   ---------------------------------
Printed Name: Jodi A. Fatto
             -----------------------
Title: Assistant Vice President
      ------------------------------

Notices to be sent to:
Credit Suisse First Boston
11 Madison Avenue
New York, NY  10010
Attn:  Jodi A. Fatto
Facsimile:  (212) 325-8304
Telephone:  (212) 325-9941